UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 24, 2007

ROYAL GOLD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Event

On Wednesday, January 24, 2007, Royal Gold closed its transaction with Minera Kennecott S.A. De C.V. to acquire a 2% net smelter return (“NSR”) royalty on the Peñasquito project in Zacatecas, Mexico.  The transaction was reported under a Form 8-K dated December 28, 2006.

Item 9.01          Financial Statements and Exhibits

(d)     Exhibits

99.1                   Press Release dated January 24, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc.
(Registrant)

	By:	/s/Karen Gross

	Name:	Karen Gross
	Title:	Vice President & Corporate Secretary
Dated: January 29, 2007

Exhibit Index

Exhibit No.	Description

(d)	Exhibits

99.1	Press Release dated January 24, 2007